SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 31, 2003
               (Date of Report - date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-32155


                              NETWORK CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                      000-32155                41-0829057
(State or other jurisdiction        (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)

                               406 Meadowood Lane
                              Burnsville, MN 55337
                    (Address of Principal Executive Offices)

                                 (952) 920-2130
              (Registrant's Telephone Number, Including Area Code)

         ITEMS 1 THROUGH 3 AND ITEMS 5, 6, 8, AND 9 ARE NOT APPLICABLE
                           AND ARE THEREFORE OMITTED.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) PREVIOUS INDEPENDENT ACCOUNTANTS.

(i) On October 22, 2003, Callahan, Johnston & Associates, LLC resigned as the independent accountants of Network Capital, Inc. for the reason that Callahan, Johnston & Associates, LLC have ceased performing accounting services for public companies in connection with SEC matters.

(ii) The reports of Callahan, Johnston & Associates, LLC on the financial statements for the fiscal years ended March 31, 1998 - 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report was modified to express substantial doubt as to Network Capital's, Inc.'s ability to continue as a going concern.

(iii) In connection with its audit for the fiscal years ended March 31, 1998 - 2001, there have been no disagreements with Callahan, Johnston & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which

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disagreements, if not resolved to the satisfaction of Callahan, Johnston &
Associates, LLC, would have caused them to make reference thereto in their report on the financial statements for such fiscal years.

(iv) During the fiscal years ended March 31, 1998, March 31, 1999, March 31, 2000 and March 31, 2001, there have been no reportable events.

(v) The Registrant has requested that Callahan, Johnston & Associates, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 22, 2003, is filed as Exhibit 16 to this Form 8-K.

(b) NEW INDEPENDENT ACCOUNTANTS.

The Registrant has not yet engaged a new independent accountant.

ITEM 5(c).  OTHER EVENTS

(a) The Registrant held a Special Meeting of its Shareholders on September 24, 2003 to act on the following proposals:
          (i) To amend the Articles of Incorporation to change the registered address of the Company.
          (ii) To amend the Articles of Incorporation to increase the authorized number of Common shares to 500,000,000, and decrease the par value to $.001.
         (iii) To amend the Articles of Incorporation to exempt the Company from Minnesota Statutes 302A.671 (Control share acquisitions), 302.A673 (Business combinations) and 302A.675 (Takeover offer; fair price).
         A copy of the Registrant's proxy, dated September 5, 2003, as distributed to shareholders is filed as Exhibit 20 to this Form 8-K.
(b) The Registrant amended its Articles of Incorporation to reflect the approval by Shareholders of the proposals presented at the Special Meeting on September 24, 2003. A copy of the amended Articles of Incorporation, filed with the Minnesota Secretary of State on September 25, 2003, is filed as Exhibit 99 to this Form 8-K.


ITEM 7. EXHIBITS AND FINANCIAL STATEMENTS

(c)      Exhibits:

          16. Letter dated October 29, 2003 from Callahan, Johnston & Associates, LLC.

          20.   Proxy to Registrant's Shareholders dated September 5, 2003.

          99.1  Amendment of Articles of Incorporation dated September 25, 2003.

          99.2 Resolution of the Board of Directors authorizing the return of 1,500,000 shares to authorized but unissued status.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                NETWORK CAPITAL, INC.


                                                BY   /S/ BRUCE CAIRNEY
                                                   ----------------------------
                                                   BRUCE CAIRNEY, PRESIDENT



Dated: October 31, 2003


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